UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2014

Commission File No. 0-11676
_____________________

BEL FUSE INC.
206 Van Vorst Street
Jersey City, NJ  07302
(201) 432-0463

(Address of principal executive offices and zip code)
(Registrant’s telephone number, including area code)

NEW JERSEY	22-1463699
(State of incorporation)	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14s-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[  ]           Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Bel Fuse Inc. (“Bel” or the “Company”) with the Securities and Exchange Commission (the “SEC”) on July 30, 2014 (the “Original Form 8-K”).  The Original Form 8-K reported, among other things, the completion by Bel on July 25, 2014 of its acquisition of the Emerson Network Power Connectivity Solutions business from Emerson Electric Co.  The Connectivity Solutions business is headquartered in Bannockburn, Illinois, and has manufacturing facilities in North America, the U.K. and China.  The Original Form 8-K indicated that the China portion of the transaction was expected to close by the third quarter of 2014.  This Current Report on Form 8-K/A is being filed to report that the China portion of the transaction closed on August 29, 2014.  All of the other information in the Original Form 8-K remains unchanged and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

The information under this Item in the Original Form 8-K remains unchanged and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEL FUSE INC.
September 5, 2014
By:	/s/ Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer